UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2020

IES Holdings, Inc.

(Exact name of registrant as specified in Charter)

Delaware	001-13783	76-0542208
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5433 Westheimer Road, Suite 500, Houston, Texas 77056

(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 860-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IESC	NASDAQ Global Market
Rights to Purchase Preferred Stock	IESC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 2, 2020, IES Holdings, Inc., a Delaware corporation (the “Company”) entered into an amended and restated letter agreement (the “Letter Agreement”) with Jeffrey L. Gendell, to memorialize Mr. Gendell’s appointment, effective October 1, 2020, as Chief Executive Officer of the Company. Mr. Gendell has served as the Company’s Interim Chief Executive Officer since July 31, 2020, which appointment was described under Item 5.02 of the Company’s Current Report on Form 8-K filed on August 3, 2020, which is incorporated herein by reference. Mr. Gendell will also continue as Chairman of the Board.

As described in the Letter Agreement, upon accepting his permanent position with the Company, Mr. Gendell’s monthly base salary was increased to $62,500 and he received a one-time grant of 100,000 phantom stock units of the Company, subject to certain vesting conditions. Mr. Gendell will be eligible to participate in certain of the Company’s benefit plans, but will not be entitled to any fees or other compensation for his services as a director or the Chairman of the Company’s Board of Directors. Mr. Gendell will be eligible for 12 months of COBRA payments by the Company in the event that his employment ends under certain circumstances but he will not otherwise participate in the Amended and Restated Executive Officer Severance Benefit Plan.

The foregoing description of the Letter Agreement is qualified in its entirety by reference to the Letter Agreement, which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On October 5, 2020, the Company issued a press release announcing Mr. Gendell’s appointment as Chief Executive Officer of the Company. The press release is furnished herewith as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	Letter Agreement dated October 2, 2020.

99.1	Press Release dated October 5, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date: October 5, 2020	/s/ Mary K. Newman
Mary K. Newman
General Counsel & Corporate Secretary